June 17, 2005

BY EDGAR AND HAND DELIVERY

Mr. William C-L Friar
Senior Financial Analyst
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Western Alliance Bancorporation Registration Statement on Form S-1 Amendment No. 1, Filed June 7, 2005 File No. 333-124406

Dear Mr. Friar:

     On behalf of Western Alliance Bancorporation (the “Company”), we are forwarding for filing with the Securities and Exchange Commission Amendment No. 2 to the Company’s Registration Statement on Form S-1 (SEC Registration No. 333-124406). Amendment No. 2 reflects changes made in response to the staff’s letter of comment dated June 13, 2005 (the “Comment Letter”), as well as certain other updates. A copy of Amendment No. 2, which is marked to show changes from Amendment No. 1 filed with the Commission on June 7, 2005, will be hand delivered to the staff.

     The Company’s responses to the Comment Letter are set forth below, with each paragraph numbered to correspond to the numbered comment set forth in the Comment Letter. Capitalized terms used but not defined in this letter have the definitions set forth in Amendment No. 2.

Use of Proceeds – page 5

1.	We note your statement that the offering proceeds will “support” further growth. Please clarify that as a result of the offering the company will be permitted to expand its deposit and investment base. Note also on page 18.

Mr. William C-L Friar
June 17, 2005

The Company has revised the disclosure to respond to the staff’s comment. Please see revised disclosure on pages 5 and 18 of the Prospectus.

If we lost a significant portion of our low-cost deposits... — page 11

2.	Please disclose the extent to which you consider your non-interest bearing deposits to be core deposits, or otherwise indicate the extent to which you feel these deposits are vulnerable to flight in an increasing rate environment.

The Company has revised the disclosure to respond to the staff’s comment. Please see revised disclosure on page 11 of the Prospectus.

Changes in interest rates ... — page 13

3.	This risk applies to virtually any bank. Please specifically identify any particular risk that the company or bank face in this regard or indicate that there is no such particular risk.

The Company has revised the risk factor to respond to the staff’s comment. Please see revised risk factor on page 13 of the Prospectus.

Deposit Products... — page 71

4.	Given the apparent materiality of your two principal deposit sources, that is, title company and business deposits, please discuss each of these. Consider including the nature of each type, how you compete for these deposits, including any special advantage that you have, and the risk of flight of these deposits in an increasing rate environment. We note the new, related risk factor at the top of page 11.

The Company has revised the disclosure to respond to the staff’s comment. Please see revised disclosure on pages 71 and 72 of the Prospectus.

* * * * * * * *

Mr. William C-L Friar
June 17, 2005

     If you have any questions or would like further information concerning the foregoing or Amendment No. 2, please do not hesitate to contact the undersigned at (202) 637-5490. Thank you for your assistance.

Sincerely,

/s/ Daniel Keating

Attachments

cc:	Robert Sarver Western Alliance Bancorporation